UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 March 10, 2006
                           ---------------------------
                Date of Report (Date of earliest event reported)

                           ELITE PHARMACEUTICALS, INC.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                        333-45241                22-3542636
      ------------                   -------------            --------------
(State or other jurisdiction         (Commission              (IRS Employer
   of incorporation)                  File Number)          Identification No.)

                 165 Ludlow Avenue, Northvale, New Jersey 07647
         ---------------------------------------------------------------
                    (Address of principal executive offices)

                                 (201) 750-2646
                              ---------------------
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.03 AMENDMENTS TO ARTICLES OF  INCORPORATION  OR BYLAWS;  CHANGE IN FISCAL
          YEAR.

On March 10, 2006, the Registrant filed the Certificate of Retirement with the Secretary of State of the Delaware to retire 516,558 shares of the Series A Preferred Stock, par value of $0.01 per share (the "SERIES A PREFERRED STOCK"), of the Registrant. No shares of Series A Preferred Stock are outstanding. Attached as Exhibit 3.1 is the Certificate of Retirement.

ITEM 8.01 OTHER EVENTS

On March 13, 2006, the Registrant announced that Dr. Charan Behl, Executive Vice President and Chief Scientific Officer of the Registrant, will be discussing at First Albany Capital's Chronic Pain Conference the Registrant's two lead opioid products: OxyNal(TM), the Registrant's opioid abuse-resistant oxycodone product and OxyQD(TM), the Registrant's once-daily oxycodone product to address the subject "Unmet Needs in Opioid Therapy". See Registrant's press release attached as Exhibit 99.1 for further information.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

          a)   Not applicable.

          b)   Not applicable.

          c)   Exhibits

                3.1   Certificate of Retirement of Series A Preferred Stock

                99.1. Press Release, dated March 13, 2006

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: March 13, 2006

                                           ELITE PHARMACEUTICALS, INC.

                                           By: /s/ BERNARD BERK
                                               ---------------------------------
                                               Name:  Bernard Berk
                                               Title: Chief Executive Officer